EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Ikanos Communications, Inc. (the “Company”) on Form 10-Q for the period ended June 28, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Omid Tahernia, President and Chief Executive Officer, and Dennis Bencala , Vice President and Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2015

IKANOS COMMUNICATIONS, INC.
/S/ OMID TAHERNIA
Omid Tahernia President, Chief Executive Officer and Director (Principal Executive Officer)
August 12, 2015

/S/ DENNIS BENCALA
Dennis Bencala Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)